                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                          THE SECURITIES ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)     July 10, 1997
                                                --------------------------------


                                 ValuJet, Inc.
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            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



    Nevada                        0-26914                        58-2189551
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(STATE OR OTHER                 (COMMISSION                   (I.R.S. EMPLOYER
  JURISDICTION                  FILE NUMBER)                 IDENTIFICATION NO.)
OF INCORPORATION)


 1800 Phoenix Boulevard, Suite 126, Atlanta, Georgia           30349
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    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                (ZIP CODE)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE       (770) 907-2580
                                                   -----------------------------



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         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
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ITEM 5.   OTHER EVENTS

        On July 10, 1997, the Company entered into a Plan of Reorganization and Agreement of Merger with Airways Corporation ("Airways") under which Airways would be merged with and into the Company and the stockholders of Airways would receive one share of common stock of the Company for each share of Airways common stock held as of the effective date of merger. The merger is subject to various terms and conditions set forth in the Merger Agreement.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

        The following exhibit is filed as a part of this report.

        20 - Press Release dated July 10, 1997.


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        VALUJET, INC.

                                        By:  /s/ Robert L. Priddy
                                           ------------------------------
                                           Robert L. Priddy,
                                           Chairman of the Board


July 10, 1997